Exhibit 99.1

Execution Copy

ROLL-OVER AGREEMENT, dated as of May 24, 2007 (this “Agreement”), among Mustang Acquisition Company, LLP, a Delaware limited liability partnership] (the “Partnership”), Tata Tea (GB) Investments Limited, a company organized under the laws of England and Wales, and Tata Limited, a company organized under the laws of England and Wales (each a “Participant” and, together, the “Participants”).

WHEREAS, The Coca-Cola Company, a corporation organized under the laws of the State of Delaware (“Parent”), the Partnership and Energy Brands Inc., a corporation organized under the laws of the State of New York (the “Company”), are parties to that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”; except as otherwise defined herein, terms defined in the Merger Agreement are used herein as therein defined);

WHEREAS, immediately prior to the Effective Time, the Participants desire to exchange shares of common stock of the Company (“Common Stock”) for partnership interests in the Partnership (“Partnership Interests”), on the terms and conditions set forth in this Agreement; and

WHEREAS, in connection with the exchange of shares of Common Stock for Partnership Interests, the Participants will become limited liability partners in the Partnership by becoming a party to the Limited Liability Partnership Agreement, dated as of May 24, 2007 (the “Partnership Agreement”).

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

1.                                       Definitions.  Except as otherwise specified or as the context may otherwise require, the following terms shall have the respective meanings set forth below whenever used in this Agreement and shall include the singular as well as the plural:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control”, “controlled by”, and “under common control with” means the direct or indirect possession of ordinary voting powers to elect a majority of the board of directors or comparable body of a Person.

“Business Day” means a day of the year on which banks are not required or authorized by law to close in the City of New York, New York or London, England.

“Encumbrance” means, with respect to any shares, any security interest, pledge, mortgage, lien, charge, encumbrance, adverse claim or restriction of any kind, including, without limitation, any restrictions on the voting or transfer thereof.

“Person” means an individual, partnership (whether general or limited), corporation (including a business trust), joint stock company, trust, custodian, nominee, estate, joint venture, association, limited liability company or other entity, or a government or any political subdivision or agency thereof.

“Pledge Agreement” means that certain Pledge Agreement, dated October 17, 2006, between Tata Tea (GB) Investments Limited, as Pledgor, and Standard Chartered Bank, as Security Trustee.

“Put/Call Agreement” means the Put and Call Option Agreement, dated as of  the date hereof, among the Parent, the Participants and Tata Tea (GB) Limited.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

“Securityholders Agreement” means that certain Securityholders Agreement, dated as of August 23, 2006, among the Company and the securityholders of the Company named on the signature pages thereof, as amended.

“Voting Agreement” means that certain Voting Agreement, dated as of the date hereof, among the Parent and the Participants.

2.                                       Exchange of Common Stock; Waiver.  Subject to the terms and conditions contained herein, immediately prior to the Effective Time, each Participant and the Partnership agree to exchange that number of shares of Common Stock specified next to each Participant’s name in Exhibit A hereto for that number of Partnership Interests specified next to each Participant’s name in Exhibit A hereto.  It is a condition to the Partnership’s obligation to exchange such shares of Common Stock for such number of Partnership Interests that the shares of Common Stock be free and clear of any Encumbrances (other than any Encumbrance under the Securityholders Agreement, the Voting Agreement or the Put/Call Agreement or which will be released as of the Effective Time) at the time of the exchange.  In furtherance thereof, the Participants agree to provide evidence of the release (including any conditions to be satisfied as of the Effective Time) of such shares from the Pledge Agreement as the Partnership may reasonably request.

3.                                       Terms of Partnership Interests.

(a)                                  Admittance to the Partnership.  At the time the Common Stock is exchanged for the Partnership Interests pursuant hereto, the general partner of the Partnership shall take all reasonable steps as set forth in the Partnership Agreement to admit the Participants as limited liability partners in the Partnership and to evidence each Participant’s ownership of the appropriate number of Partnership Interests exchanged for each Participant’s shares of Common Stock and the Participants shall promptly execute such documents in connection therewith as the general partner may reasonably request.

(b)                                 Partnership Rights; Participation.  The Participants shall have all the rights of a limited liability partner under the Partnership Agreement, including the right to participate in the profits of the Partnership and the right to vote in accordance with the Partnership Agreement.

4.                                       Representations and Warranties of the Participants.

(a)                                  Each Participant represents that it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all necessary power and authority to enter into this Agreement, and to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  Each Participant represents that the execution and delivery of this Agreement by each Participant, the performance by each Participant of its obligations hereunder and the consummation by each Participant of the transactions contemplated hereby have been duly authorized by all requisite action on the part of each Participant.  Each Participant represents that this Agreement has been duly executed and delivered by each Participant, and (assuming due authorization, execution and delivery by the Partnership) this Agreement constitutes a legal, valid and binding obligation of each Participant enforceable against each Participant in accordance with its terms.

(b)                                 Each Participant has been advised that the Partnership Interests it will receive pursuant to this Agreement will not have been registered under the Securities Act and, therefore, will not be able to be resold unless such Partnership Interests are registered or unless an exemption from registration is available.  Each Participant is acquiring the Partnership Interests for its own account, for investment and not with a view to, or for resale in connection with, the distribution thereof.

(c)                                  Each Participant has been given the opportunity to ask questions of, and receive answers from, the Partnership concerning the terms and conditions of the Partnership Interests to be transferred hereunder and other related matters.  Each Participant represents and warrants that its has been furnished with and has carefully read this Agreement, and that the Partnership has made available to such Participant or its agents all documents and information requested by it or on its behalf in connection with its investment in the Partnership Interests and that such Participant understands and has evaluated the merits and risks of an investment in the Partnership Interests.  In evaluating the suitability of an investment in such Partnership Interests, neither Participant has relied upon any other representations or other information (whether oral or written) made by or on behalf of the Partnership other than as contemplated by the two preceding sentences.

(d)                                 The Participant is aware of and familiar with the restrictions imposed on the transfer of any Partnership Interests, including, without limitation, the restrictions contained in this Agreement.

5.                                       Representations and Warranties of the Partnership.

(a)                                  The Partnership represents that it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all necessary power and authority to enter into this Agreement, and to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  The Partnership represents that the execution and delivery of this Agreement by the Partnership, the performance by the Partnership of its obligations hereunder and the consummation by the Partnership of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Partnership.  The Partnership represents that this Agreement has been duly executed and delivered by the Partnership, and (assuming due authorization, execution and delivery by each Participant) this Agreement constitutes a legal, valid and binding obligation of the Partnership enforceable against the Partnership in accordance with its terms.

(b)                                 The Partnership represents that neither the Partnership nor anyone acting on its behalf has offered or sold or will offer or sell any securities or other interests in the Partnership, or has taken or will take any other action, which would reasonably be expected to subject the offer, issuance or sale of the Partnership Interests, as contemplated hereby, to a requirement that it be registered under the Securities Act.

(c)                                  The Partnership represents that immediately after the Effective Time, each Participant will own the same number of shares of common stock of the Surviving Corporation as such Participant owned immediately prior to the exchange of its shares of Common Stock for Partnership Interests pursuant to this Agreement.

(d)                                 The Partnership represents that it will not take any step, whether by action or omission, would lead to it being treated as a separate legal entity distinct from its Partners.

6.                                       Restrictions on Transfer.  Except for the Securityholders Agreement, the Voting Agreement, the Put/Call Agreement, the Pledge Agreement or as contemplated hereby, none of the Participants shall transfer, sell, assign, option, pledge, hypothecate or otherwise directly, indirectly or by operation of Law or otherwise (including without limitation by merger or sale of equity in any direct or indirect holding company), dispose of or subject to any Encumbrance any of the shares of Common Stock.  Notwithstanding anything herein to the contrary, each Participant shall retain its full rights as a shareholder of the Company for all purposes unless and until the exchange of shares of Common Stock for Partnership Interests in accordance with this Agreement.

7.                                       Funding of Merger Consideration.  Subject to the satisfaction or waiver of the conditions to the Merger Agreement, concurrently with the Participants’ exchange of their shares of Common Stock for Partnership Interests pursuant to this Agreement, Parent will contribute to the Partnership, in exchange for Partnership Interests, that amount of funds necessary to pay the at least Merger Consideration multiplied by the General Escrow Percentage pursuant to the Merger Agreement.

8.                                       Assignment.  Neither this Agreement, nor any right, obligation or interest hereunder may be assigned or otherwise transferred or disposed of, whether by operation of law, security or otherwise, without, in the case of an assignment by the Partnership, the written consent of the Participants (which consent may be granted or withheld in the sole discretion of the Participants), and in the case of an assignment by a Participant, the written consent of the Partnership (which consent may be granted or withheld in the sole discretion of the Partnership).

9.                                       Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this paragraph 9):

(a)                                  if to a Participant:

The Tetley Group Limited

325 Oldfield Lane North

Greenford, Middlesex

UB6 OAZ, United Kingdom

Attention: Daniel Barlow

Fax: +44 208 575 2508

with copies to:

The Tetley Group Limited

325 Oldfield Lane North

Greenford, Middlesex

UB6 OAZ, United Kingdom

Attention:  L. Krishna Kumar

Fax: +44 208 338 4414

and

Shearman & Sterling

599 Lexington Avenue

New York, New York 10022

Attention: Stephen M. Besen

Fax: 212-848-7179

(b)                                 if to the Partnership:

The Coca-Cola Company

One Coca-Cola Plaza

Atlanta, Georgia 30313

Attention: Chief Financial Officer

Fax: 404-676-8621

with copies to:

The Coca-Cola Company

One Coca-Cola Plaza

Atlanta, Georgia 30313

Attention: General Counsel

Fax: 404-515-2546

and

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036-6522

Attention: Martha E. McGarry

 Sean C. Doyle

Fax:  (212) 735-2000

10.                                 Waiver. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

11.                                 Termination.  This Agreement may be terminated by the Partnership if all outstanding Encumbrances on the shares of Common Stock listed on Exhibit A have not been released on or prior to the date that is five Business Days after the date all the conditions to the Merger have been satisfied or (to the extent permitted by applicable Law) waived; provided, however, that such five Business Day period shall not commence until the date the Participants receive a notice (by facsimile transmission) to such effect, including an affirmative statement that the parties to the Merger Agreement are ready, willing and able to effect the Merger.

12.                                 Securityholders Agreement Consent.  The Participants hereby waive any and all of the restrictions of Section 5 of the Securityholders Agreement in connection with, and consent to, the Contribution, as such term is defined in the Merger Agreement.

13.                                 Entire Agreement; Governing Law.  This Agreement and the other related agreements expressly referred to herein set forth the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.  The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement.  This Agreement shall be subject, and construed in accordance with, the laws of the State of Delaware.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers or partners thereunto duly authorized.

MUSTANG ACQUISITION COMPANY, LLP

By:	/s/ Marie D. Quintero-Johnson
Name: Marie D. Quintero-Johnson
Title: President

TATA TEA (GB) INVESTMENTS LIMITED

By:	/s/ A. R. Gandhi
Name: A. R. Gandhi
Title: Director

TATA LIMITED

By:	/s/ F. K. Kavarana
Name: F. K. Kavarana
Title: Director

Roll-Over Agreement Signature Page

EXHIBIT A

SCHEDULE OF SHARES

Holder	Shares

Tata Tea (GB) Investments Limited	3,269,258
Tata Limited	653,851

SCHEDULE OF PARTNERSHIP INTERESTS

Holder	Partnership Interests

Tata Tea (GB) Investments Limited	3,269,258
Tata Limited	653,851